SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 1,
          1994


                            FIRST EMPIRE STATE CORPORATION
                (Exact name of registrant as specified in its charter)


                                       NEW YORK
                    (State or other jurisdiction of incorporation)

                1-9861                                 16-0968385
          (Commission File Number)      (I.R.S. Employer Identification
          No.)


          One M&T Plaza, Buffalo, New York                     14240
          (Address of principal executive offices)          (Zip Code)


          Registrant's telephone number, including area code:  (716) 842-
          5445


                                   (Not Applicable)
            (Former name or former address, if changed since last report)

          Item 5.   Other Events


                    On December 1, 1994, First Empire State Corporation

          ("First Empire") consummated its acquisition (the "Merger") of

          Ithaca Bancorp, Inc. ("Ithaca Bancorp"), Ithaca, New York, and

          the merger (the "Bank Merger") of Citizens Savings Bank, F.S.B.

          ("Citizens Savings Bank"), Ithaca Bancorp's savings bank

          subsidiary, into Manufacturers and Traders Trust Company ("M&T

          Bank"), First Empire's commercial bank subsidiary.  The planned

          Merger and Bank Merger were previously reported by First Empire in its Current Report on Form 8-K dated April 1, 1994.

                    As a result of the Bank Merger, M&T Bank acquired the

          Citizens Savings Bank's 12 banking offices in Tompkins, Cortland and Broome Counties, which are centered in and around Ithaca,

          Cortland and Binghamton, New York.  At September 30, 1994, Ithaca

          Bancorp reported approximately $458 million in assets and $336 million in deposits.  Prior to the Merger, Ithaca Bancorp's common stock had been quoted through the NASDAQ National Market

          System registered pursuant to Section 12(g) of the Securities

          Exchange Act of 1934, as amended (File No. 0-18705).

                    First Empire will pay the holders of Ithaca Bancorp's

          common stock a cash consideration of $19.00 per share.  Based on the number of shares of Ithaca Bancorp common stock outstanding as of the Merger, the aggregate Merger consideration approximates

          $44.2 million.

                    The foregoing description of the Merger and the Bank

          Merger are qualified in their entirety by reference to the

          Agreement and Plan of Merger dated as of March 31, 1994 by and among First Empire, Scholar Merger Corporation and Ithaca Bancorp

          filed as Exhibit No. 99.1 to First Empire's Current Report on

          Form 8-K dated April 1, 1994.

                    Moreover, on December 10, 1994, M&T Bank consummated

          the acquisition of six branches in Orange County and one branch in Rockland County, New York from Chemical Bank.  M&T Bank assumed approximately $146 million of deposit liabilities in the transaction.







                                      SIGNATURES





                    Pursuant to the requirements of the Securities Exchange

          Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             First Empire State Corporation



          Date:  December 14, 1994           By: /s/James L. Vardon
                                                 Executive Vice President
                                                 and Chief Financial
          Officer